Tax	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Tax
8. Tax
Tax on profit/(loss)

	2021 $m	2020 $m	2019 $m
Current tax
UK tax at 19.00%:
Current period	1	–	5
Adjustments in respect of prior periods	–	(2)	13
	1	(2)	18
Foreign tax:
Current period	138	43	154
Benefit of tax reliefs on which no deferred tax previously recognised	–	(2)	(2)
Adjustments in respect of prior periods	4	(5)	(11)
	142	36	141
	143	34	159
Deferred tax
Origination and reversal of temporary differences	(21)	(35)	11
Changes in tax rates and tax laws	(25)	(8)	2
Adjustments to estimated recoverable deferred tax assets a	2	(14)	(2)
Reduction in deferred tax expense by previously unrecognised deferred tax assets	–	(1)	–
Adjustments in respect of prior periods	(3)	4	(14)
	(47)	(54)	(3)
Income tax charge/(credit) for the year	96	(20)	156

Analysed as tax relating to:
Profit before exceptional items b	125	32	176
Exceptional items:
Tax on exceptional items (note 6)	(3)	(52)	(20)
Exceptional tax (note 6)	(26)	–	–
	96	(20)	156

a	Represents a reassessment of the recovery of deferred taxes in line with the Group’s profit forecasts.

b	Includes $115m (2020: $41m, 2019: $113m) in respect of US taxes.

	Total a			Before exceptional items and System Fund b
	2021%	2020%	2019%	2021%	2020%	2019%
Reconciliation of tax charge
UK tax at standard rate	19.0	19.0	19.0	19.0	19.0	19.0
Tax credits	(0.1)	0.5	(0.8)	(0.1)	(1.7)	(0.6)
System Fund c	0.4	(6.6)	1.1	(0.1)	(1.1)	(0.5)
Impairment charges	–	–	1.7	–	–	–
Other permanent differences	1.4	(4.2)	1.3	1.2	12.1	0.8
Non-recoverable foreign taxes d	3.5	(5.1)	3.2	3.1	16.9	2.4
Net effect of different rates of tax in overseas businesses e	6.8	(4.5)	6.7	6.9	18.9	5.5
Effect of changes in tax rates and tax laws f	(7.0)	2.9	(0.4)	–	(9.6)	(0.3)
Reduction in current tax expense by previously unrecognised deferred tax assets	(0.1)	0.7	(0.4)	(0.1)	(2.4)	(0.3)
Items on which deferred tax arose but where no deferred tax is recognised g	2.0	(1.9)	–	1.3	5.1	–
Effect of adjustments to estimated recoverable deferred tax assets h	0.5	5.1	(0.4)	0.4	(16.9)	(0.3)
Reduction in deferred tax expense by previously unrecognised deferred tax assets	–	0.3	–	–	–	–
Adjustment to tax charge in respect of prior periods	0.2	0.9	(2.2)	(0.4)	(2.7)	(1.9)
	26.6	7.1	28.8	31.2	37.6	23.8

a	Calculated in relation to total profits including exceptional items and System Fund.

b	Calculated in relation to profits excluding exceptional items and System Fund earnings.

c	The System Fund is, in general, not subject to taxation.

d
The large increase in 2020 when compared to 2019 is a result of the material decrease in Group profitability. This meant that the Group was no longer able to obtain effective relief for withholding taxes incurred on its revenues and in respect of other taxes, primarily in the US and Singapore.

e
Before exceptional items and System Fund includes 6.7 percentage points (2020: 18.9 percentage points, 2019: 4.9 percentage points) driven by the relatively high blended US rate, which includes US Federal and State taxes as well as Base Erosion and Anti-Avoidance Tax (‘BEAT’). In 2020, the lower profitability resulted in a large impact of BEAT, and the trading results in the year led to a higher proportion of the Group’s profit being taxed in the US.

f
In 2021, the UK Government enacted an increase to the UK rate of Corporation Tax from 19% to 25%. This has led to an increase in value to the Group’s existing deferred tax assets in the UK, contributing to a benefit to the Group’s total effective rate of 7.1 percentage points. In 2020, the UK Government reversed a previously enacted drop to the UK rate of Corporation Tax, contributing to a benefit to the Group effective tax rate, before exceptional items and System Fund, of 7.9 percentage points.

g	Predominantly in respect of losses arising in the year.

h	In 2020, the Group simplified its Group structure which led to an increase to existing deferred tax assets within the UK.
A reconciliation between total tax rate and tax rate before exceptional items and System Fund is shown below:

	2021			2020			2019
	Profit before tax $m	Tax $m	Rate %	(Loss)/ profit before tax $m	Tax $m	Rate %	Profit before tax $m	Tax $m	Rate %
Group income statement	361	96	26.6	(280)	(20)	7.1	542	156	28.8
Adjust for:
Exceptional items (note 6)	29	29		263	52		148	20
System Fund	11	–		102	–		49	–
	401	125	31.2	85	32	37.6	739	176	23.8

Information concerning Non-GAAP measures can be found in the Strategic Report on pages 73 to 77.
Tax paid
Total net tax paid during the year of $86m (2020: $41m, 2019: $141m) is all in respect of operating activities.
The total tax paid includes, in respect of the US:

•	payments of $88m (2020: $29m, 2019: $80m); and

•	refunds arising from earlier periods of $15m (2020: $24m, 2019: $nil);
and in respect of the UK:

•	payments of $1m (2020: $2m, 2019: $13m); and

•	refunds arising from earlier periods of $3m (2020: $nil, 2019: $nil).

A reconciliation of tax paid to the total tax charge in the Group income statement is as follows:

	2021 $m	2020 $m	2019 $m
Current tax charge in the Group income statement	(143)	(34)	(159)
Current tax (charge)/credit in the Group statement of comprehensive income	–	(1)	2
Current tax credit taken directly to equity	–	–	4
Total current tax charge	(143)	(35)	(153)
Movements to tax contingencies a	4	(8)	3
Timing differences of cash tax paid and foreign exchange differences b	53	2	9
Tax paid per cash flow	(86)	(41)	(141)

a
Tax contingency movements are included within the current tax charge but do not impact cash tax paid in the year. Settlements of tax contingencies are included within cash tax paid in the year but not recorded in the current year tax charge.

b	2021 includes $20m of refunds in respect of earlier years, $12m of other receivables which have been allocated to payments that otherwise would have been due and $28m of payments due in 2022.
Current tax
Within current tax payable is $24m (2020: $25m) in respect of uncertain tax positions, with the largest single item not exceeding $10m (2020: $8m).
The calculation of the Group’s total tax charge involves consideration of applicable tax laws and regulations in many jurisdictions throughout the world. From time to time, the Group is subject to tax audits and uncertainties in these jurisdictions. The issues involved can be complex and audits may take a number of years to conclude.
Where the interpretation of local tax law is not clear, management relies on judgement and accounting estimates to ensure all uncertain tax positions are adequately provided for in the Group Financial Statements, in accordance with IFRIC 23 ‘Uncertainty over Income Tax Treatments’, representing the Group’s view of the most likely outcome, or, where multiple issues are considered likely to be settled together, the probability weighted amounts of the range of outcomes. This may involve consideration of some or all of the following factors:

•	strength of technical argument, impact of case law and clarity of legislation;

•	professional advice;

•	experience of interactions, and precedents set, with the particular taxing authority; and

•	agreements previously reached in other jurisdictions on comparable issues.
The Group’s most material territories for tax are the USA and the UK.
In the USA, the Internal Revenue Service (‘IRS’) has a right to commence a routine audit of the federal income tax returns for up to three years following the filing of the federal return. The Group has agreed all federal income tax returns up to and including those filed for the 2017 year except for the 2014 year, and no audits have so far been initiated for periods from 2018 onwards. There are two issues under discussion in respect of the 2014 year for which total federal tax assessed by the IRS is $28m. Should the IRS’s views be sustained, state taxes of $4m and interest of up to $9m would also be payable. The Group is contesting certain elements of the IRS assessment but has recorded federal tax provisions of $8m (2020: $6m), state tax provisions of $1m (2020: $1m) and interest of $3m (2020: $2m), which the Group considers the most likely outflow. It is the Group’s expectation that this audit will be resolved in 2022, however there are possible scenarios which would lead to a longer period of time to ultimate resolution, including litigation. The issues involved are isolated to the 2014 year.
In the UK, HM Revenue and Customs (‘HMRC’) has a right to commence a routine audit of UK Corporation Tax returns for up to 12 months following the filing of the return. The Group has agreed all UK tax returns up to and including 2015. The Group received a single question from HMRC in respect of a 2016 return in 2019, to which a response was provided also in 2019. Although formal agreement of the return has not yet been received from HMRC, the Group considers there to be minimal risk of any adjustment. A transfer pricing audit was initiated in September 2019 in respect of the 2017 period but is still at the data gathering stage with no issues having so far been identified and communicated to the Group; HMRC have reserved the right to consider similar points in later periods if any adjustments were to be ultimately agreed. The Group has provisions of $2m (2020: $2m) in respect of UK Corporation Tax uncertainties.
Deferred tax

	Property, plant, equipment and software $m	Other intangible assets $m	Application fees $m	Deferred gains on loan notes $m	Associates $m	Losses $m	Employee benefits $m	Deferred compen- sation $m	Credit losses $m	Contract costs $m	Other short-term temporary differences $m	Total $m
At 1 January 2020	(119)	(14)	43	(34)	(58)	27	33	41	12	(16)	33	(52)
Group income statement	23	14	(2)	–	–	28	–	1	10	(1)	(19)	54
Group statement of comprehensive income	–	–	–	–	–	6	1	–	–	–	8	15
Group statement of changes in equity	–	–	–	–	–	–	(1)	–	–	–	–	(1)
Exchange and other adjustments	1	–	1	–	1	–	1	–	–	–	(2)	2
At 31 December 2020	(95)	–	42	(34)	(57)	61	34	42	22	(17)	20	18
Group income statement	15	–	(2)	–	2	21	4	6	(1)	4	(2)	47
Group statement of comprehensive income	–	–	–	–	–	4	–	–	–	–	(15)	(11)
Group statement of changes in equity	–	–	–	–	–	–	2	–	–	–	–	2
Exchange and other adjustments	(1)	–	–	–	–	(2)	(1)	–	(1)	(1)	4	(2)
At 31 December 2021	(81)	–	40	(34)	(55)	84	39	48	20	(14)	7	54
The deferred tax on the loan notes represents tax that is expected to become due in 2025. The deferred tax in respect of losses of $84m (2020: $61m) comprises $84m in respect of revenue losses (2020: $60m) and $nil in respect of capital losses (2020: $1m). There are no amounts recognised in relation to uncertain tax positions within deferred tax in either the current or prior year.
A deferred tax asset of $120m (2020: $95m) has been recognised in legal entities which have made a loss in the current or the previous year. Of the 2021 amount, $114m (2020: $89m) is within the UK tax group and predominantly represents revenue tax losses and future tax deductions for amortisation.
Additional UK deferred tax assets of $13m (2020: $14m) are recognised in legal entities which were profitable in both the current and previous years.
The recoverability of the UK deferred tax assets has been assessed by:

•	starting with the Base Case forecasts (see page 149 within ‘Going concern’);

•	overlaying tax principles to those forecasts; and

•	following the methodology required by IAS 12 ‘Income Taxes’.
This has demonstrated that the UK deferred tax asset, including $73m in respect of losses, should reverse over a seven- to ten-year
period. Under UK law, tax losses do not expire, although they can only be offset against 50% of annual UK taxable profits. If the anticipated recovery of RevPAR to 2019 levels for the European and UK markets were to be one year later than is forecast within the Base Case, or if actual future UK taxable profits were to be 20% lower than those currently forecast, then the recovery period for the deferred tax asset would be extended by approximately one further year.
The Group’s TCFD disclosures on pages 32 to 35 describe how physical and transitional climate risks present both risks and opportunities for IHG. The potential downside risk has been considered in the context of the UK deferred tax asset recoverability, without taking account of opportunities or mitigating actions, and could be absorbed within the sensitivities disclosed above.
The analysis of the deferred tax balance after considering the offset of assets and liabilities within entities where there is a legal right to do so, and analysis of the most material territories as follows:

	2021 $m	2020 $m
Deferred tax assets	147	113
Deferred tax liabilities	(93)	(95)
	54	18

Analysed as:
United Kingdom	127	103
United States	(87)	(89)
Other	14	4
	54	18
The Group does not recognise deferred tax assets if it cannot anticipate being able to offset them against existing deferred tax liabilities or against future profits or gains.
The total unrecognised deferred tax position is as follows:

		Gross	Unrecognised deferred tax

	2021	2020	2021	2020
	$m	$m	$m	$m

Revenue losses	458	467	87	76

Capital losses	551	562	138	109

	1,009	1,029	225	185

Tax credits	10	12	10	12

Other a	16	19	3	3

	1,035	1,060	238	200

a	Primarily relates to costs incurred for which tax relief has not been obtained.
There is no expiry date to any of the above unrecognised assets other than for the losses and tax credits as shown in the table below:

		Gross	Unrecognised deferred tax

	2021	2020	2021	2020
	$m	$m	$m	$m

Expiry date

2021	–	33	–	8

2022	10	11	3	3

2023	2	2	–	–

2024	4	5	1	1

2025	100	110	25	26

2026	13	1	2	–

2027	–	3	–	1

2028	6	7	2	2

After 2028	12	17	11	15

No deferred tax liability has been provided in respect of $0.4bn (2020: $0.5bn) of taxable temporary differences relating to subsidiaries (comprising undistributed earnings and net inherent gains) because the Group is in a position to control the timing of the reversal of these temporary differences and it is probable that such differences will not reverse in the foreseeable future.
Tax risks, policies and governance
The Group’s Chief Financial Officer & Group Head of Strategy has responsibility for tax and tax policies at Board level. These policies and procedures are subject to regular review and update and are approved by the Audit Committee. Procedures to minimise risk include the preparation of thorough tax risk assessments for all transactions carrying material tax risk and, where appropriate, material tax uncertainties are discussed and resolved with tax authorities in advance. IHG’s Approach to Tax document is available on IHG’s website at
www.ihgplc.com/en/responsible-business/policies
. In addition, as a result of its business profile as a hotel manager and also as a residual legacy from prior acquisitions, IHG has a small number of subsidiaries in jurisdictions commonly portrayed as tax havens. IHG manages such subsidiaries on a basis consistent with its business principles (for example, by making some foreign incorporated companies UK tax resident or by operating others so that local profits are commensurate with local activity).
Factors that may affect the future tax charge
Many factors will affect the Group’s future tax rate, the main ones being future legislative developments, future profitability of underlying subsidiaries and tax uncertainties.
The impact of
Covid-19
has resulted in changes to the Group’s current geographic profit mix which is likely to continue to result in a slightly higher than usual tax rate for the Group in the short term.
Worldwide tax reform continues, notably with the OECD’s proposals in connection with its review into “Tax Challenges Arising from Digitalisation”, and this could impact the Group over the longer term. The Group continues to monitor activity in this area.